                                                                   EXHIBIT 10.42

               [Letterhead of The Ashton Technology Group, Inc.]



                                 May 15, 1996



Computer Science Innovations, Inc.
1235 Evans Road
Melbourne, FL  32904-2314

Attention:  Mr. George Milligan
            President

Subject:  Extension of Letter Contract No. ASH-LC12111

Gentlemen:

1.   Order:  An order is hereby placed with you to continue to furnish to Ashton
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Technology Group, Inc. the software required for the encryption server for the
Ashton Technology Encryption Device (ATED). The detailed requirements for this work are as set forth in Exhibit A (Letter Contract of December 11, 1995) attached hereto and hereby made a part hereof. This order shall become a contract on the terms and conditions set forth in the December 11, 1995 contract upon your unconditional acceptance hereof, and shall be deemed effective as of MAY 15. 1996.

2.   Negotiation of Definitive Contract:
     ----------------------------------

     a. By your acceptance of this order, you agree to enter into good faith negotiations immediately with Ashton Technology Group, Inc. with the expectation of the execution of a definitive contract which will include mutually acceptable detailed prices, delivery schedules and other terms of this Letter Contract, provided, however, that the total price for the definitive contract shall not exceed U.S. $506,266.00.

     b. It is expected that such definitive contract will be issued prior to DECEMBER 31, 1996. If we fail to agree upon the definitive contract by said date, this Letter Contract shall terminate automatically and you will be paid on the same terms as if this Letter Contract had been terminated by Ashton Technology Group, Inc. for its convenience.

3.   Acceptance:    If the foregoing is satisfactory to you, please indicate
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your acceptance hereof by signing and returning the enclosed extra copy. Such acceptance will constitute this as a contract on the terms and conditions set forth herein.

                                         Very truly yours,


Ashton Technology Group, Inc.            Accepted this 15 day of May, 1996
                                         Computer Science Innovations, Inc.



By:  /s/ John A. Blohm                   By:  /s/ George Milligan
     ------------------------------           ---------------------------------
     (Signature)                              (Signature)



for Raymond T. Tate                      George H. Milligan
President                                President

               [Letterhead of The Ashton Technology Group, Inc.]



December 16, 1996

Computer Science Innovations, Inc.
1235 Evans Road
Melbourne, FL  32904-2314
Attention:    Mr. George Milligan
              President

Subject:  Contract No. ASH-LC112111 dated December 11, 1995

Gentlemen:

Reference subject contract, the provisions of limitation of funds shown in Paragraph 3(b) is hereby amended to decrease the spending ceiling to $404,603. In addition, the provisions of paragraph 4 are hereby modified to indicate that a definitized contract (valued at $404,603) is hereby completed (see enclosed spreadsheet) and that the contract end date has been determined to be 31 January 1997.

If the foregoing is satisfactory to you, please indicate your acceptance hereof by signing and returning the enclosed extra copy. Upon your acceptance and signature, this letter will constitute an amendment to the referenced contract and will supersede all previous amendments to the referenced contract. Telefacsimile signatures shall be effective as originals.

Very truly yours,


Ashton Technology Group, Inc.            Accepted this 20 day of December, 1996
                                         Computer Science Innovations, Inc.


By:  /s/ F. Rittereiser                  By:  /s/ George Milligan
     -------------------------------          ----------------------------------
     (Signature)                              (Signature)


Mr. Fred Rittereiser                     Mr. George Milligan
President                                President

Universal Trading Technologies, Inc.


By:  /s/ Fred Weingard 12-16-96
     -------------------------------
     (Signature)


Mr. Fred S. Weingard
Executive Vice President

               [Letterhead of The Ashton Technology Group, Inc.]


February 5, 1997

Computer Science Innovations, Inc.
1235 Evans Road
Melbourne, FL  32904-2314

Attention:     Mr. George Milligan
               President

Subject:       Contract No. ASH-LC12111

Reference:     (1) Contract No. ASH-LC12111 dated December 11, 1995
               (2) Contract Definition dated December 16, 1996

Gentlemen:

Reference (2) modifies and defines reference (1). The purpose of this letter is to provide a cost & time extension to definitized contract ASH-LC10261. The basis of estimate (BOE) and terms & conditions (T&Cs) are attached to this letter. Paragraph 3(b) is hereby amended to decrease the spending ceiling from $404,603 to $393,911. In addition, the provisions of Paragraph 4 are hereby modified to indicate a new definitized contract (valued at $393,911) that incorporates the attached BOE and T&Cs and has a contract end date shall be 28 March 1997.

If the foregoing is satisfactory to you, please indicate your acceptance hereof by signing and returning the enclosed extra copy. Upon your acceptance and signature, this letter will constitute an incremental amendment to the referenced contract. Telefacsimile signatures shall be effective as originals.

Very truly yours,

Ashton Technology Group, Inc.           Accepted this 18 day of Feb 1996
                                        Computer Science Innovations, Inc.



By:  /s/ Fred Rittereiser               By:  /s/ George Milligan
     -------------------------------         -----------------------------------
     (Signature)                             (Signature)


Mr. Fred Rittereiser                    Mr. George Milligan
President

Universal Trading Technologies, Inc.

By:  /s/ Fred Weingard 2-18-97
     -------------------------
     (Signature)


Mr. Fred S. Weingard
Executive Vice President